                                                                    EXHIBIT 99.2

                             i2 TECHNOLOGIES, INC.

               SUPPLEMENTAL CONDENSED CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                     ASSETS

                                                              DECEMBER 31,     MARCH 31,
                                                                  1997           1998
                                                              ------------    -----------
                                                                              (UNAUDITED)
Current assets:
  Cash and cash equivalents.................................    $127,433       $ 93,961
  Short-term investments....................................      14,538         74,249
  Accounts receivable, net..................................      75,037         71,549
  Prepaid and other current assets..........................       3,836          2,350
  Income tax receivable.....................................       1,097             --
  Deferred income taxes.....................................       3,823          6,240
                                                                --------       --------
          Total current assets..............................     225,764        248,349
Furniture and equipment, net................................      20,895         20,985
Deferred income taxes and other assets......................       3,604          4,791
                                                                --------       --------
          Total assets......................................    $250,263       $274,125
                                                                ========       ========

                          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable..........................................    $  7,712       $ 10,294
  Accrued liabilities.......................................      26,411         29,740
  Revolving line of credit..................................         657          1,600
  Current portion of deferred revenue.......................      29,195         36,517
  Income taxes payable......................................          --          1,187
  Deferred income taxes.....................................         230             --
                                                                --------       --------
          Total current liabilities.........................      64,205         79,338
Deferred revenue............................................         518            369
Deferred income taxes.......................................       1,780          1,413
                                                                --------       --------
          Total liabilities.................................      66,503         81,120
                                                                --------       --------
Stockholders' equity:
  Preferred Stock, $0.001 par value, 5,000,000 shares
     authorized, none issued................................          --             --
  Common Stock, $0.00025 par value, 200,000,000 shares
     authorized, 67,810,274 and 68,756,060 shares issued and
     outstanding, respectively..............................          17             17
  Additional paid-in capital................................     167,852        173,436
  Deferred compensation.....................................      (1,125)          (927)
  Retained earnings.........................................      17,016         20,479
                                                                --------       --------
          Total stockholders' equity........................     183,760        193,005
                                                                --------       --------
          Total liabilities and stockholders' equity........    $250,263       $274,125
                                                                ========       ========

                            See accompanying notes.

                             i2 TECHNOLOGIES, INC.

            SUPPLEMENTAL CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                              THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              -------------------
                                                                1997       1998
                                                              --------   --------
Revenues:
  Software licenses.........................................  $23,517    $44,945
  Services..................................................   10,961     18,761
  Maintenance...............................................    4,020      7,742
                                                              -------    -------
          Total revenues....................................   38,498     71,448
                                                              -------    -------
Costs and expenses:
  Cost of software licenses.................................    1,304      2,146
  Cost of services and maintenance..........................    9,053     15,262
  Sales and marketing.......................................   14,183     24,817
  Research and development..................................    9,183     18,361
  General and administrative................................    4,283      6,674
                                                              -------    -------
          Total costs and expenses..........................   38,006     67,260
                                                              -------    -------
Operating income............................................      492      4,188
Other income................................................      752      1,442
                                                              -------    -------
Income before income taxes..................................    1,244      5,630
Provision for income taxes..................................      486      2,167
                                                              -------    -------
Net income..................................................  $   758    $ 3,463
                                                              =======    =======
Net income per share........................................  $  0.01    $  0.05
Net income per share, assuming dilution.....................  $  0.01    $  0.05
Weighted average common shares outstanding..................   61,174     68,432
Weighted average common shares outstanding, assuming
  dilution..................................................   69,848     76,414

                            See accompanying notes.

                             i2 TECHNOLOGIES, INC.

    SUPPLEMENTAL CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                               THREE MONTHS ENDED
                                                                   MARCH 31,
                                                              --------------------
                                                                1997        1998
                                                              --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $    758    $  3,463
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation...........................................     1,071       2,172
     Amortization of deferred compensation..................       185         198
     Deferred income taxes..................................      (712)     (4,232)
     Tax benefit of stock options...........................       703       4,281
     Changes in operating assets and liabilities:
       Accounts receivable, net.............................     2,253       3,488
       Income tax receivable/payable........................      (150)      2,284
       Prepaid and other assets.............................        39       1,517
       Accounts payable.....................................       655       2,582
       Accrued liabilities..................................     2,271       3,329
       Deferred revenue.....................................     3,394       7,173
                                                              --------    --------
          Net cash provided by operating activities.........    10,467      26,255
                                                              --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of furniture and equipment......................    (2,623)     (2,262)
  Purchases of short-term investments.......................   (18,763)    (74,249)
  Proceeds from maturities of short-term investments........    12,000      14,538
                                                              --------    --------
          Net cash used in investing activities.............    (9,386)    (61,973)
                                                              --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from revolving line of credit....................        --         943
  Net proceeds from exercise of stock options...............        87       1,303
                                                              --------    --------
          Net cash provided by financing activities.........        87       2,246
                                                              --------    --------
Net increase (decrease) in cash and cash equivalents........     1,168     (33,472)
Cash and cash equivalents at beginning of period............    41,390     127,433
                                                              --------    --------
Cash and cash equivalents at end of period..................  $ 42,558    $ 93,961
                                                              ========    ========

                            See accompanying notes.

                             i2 TECHNOLOGIES, INC.

       NOTES TO SUPPLEMENTAL CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

     The accompanying supplemental condensed consolidated financial statements include the accounts of i2 Technologies, Inc. and its wholly owned subsidiaries (collectively, the "Company"). All significant intercompany balances and transactions have been eliminated in consolidation.

     In April 1998, the Company acquired InterTrans Logistics Solutions Limited ("ITLS") of Markham, Ontario (see Note 3).

     The accompanying unaudited interim supplemental condensed consolidated financial statements reflect all adjustments (consisting only of normal recurring entries) which, in the opinion of the Company's management, are necessary for a fair presentation of the results for the interim periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to the Securities and Exchange Commission's rules and regulations. These financial statements should be read in conjunction with the audited supplemental financial statements and notes thereto for the year ended December 31, 1997, included in the Company's Current Report on Form 8-K dated June 19, 1998.

     The results of operations for the three months ended March 31, 1998 are not necessarily indicative of results that may be expected for any other interim period or for the full year.

     Certain prior year financial statement items have been reclassified to conform to the current year's format.

2. NET INCOME PER SHARE

     The Company computes net income per share in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share." Net income per share is based upon the weighted average number of common shares outstanding and excludes the effect of dilutive potential common stock from the exercise of stock options. Net income per share, assuming dilution, includes the effect of dilutive potential common stock from the exercise of stock options using the treasury stock method. The Company's stock was split two-for-one on June 2, 1998. All share and per share amounts included in this Form 8-K have been restated to reflect the stock split. All net income per share and net income per share, assuming dilution, computations give retroactive effect to the exchange of common shares in connection with the ITLS acquisition (see Note 3).

                             i2 TECHNOLOGIES, INC.

                  NOTES TO SUPPLEMENTAL CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     Reconciliations of the net income per share and net income per share, assuming dilution, computations for the three months ended March 31, 1997 and 1998 are as follows (amounts in thousands, except per share amounts):

                                                              THREE MONTHS ENDED
                                                                  MARCH 31,
                                                              ------------------
                                                               1997       1998
                                                              -------    -------
NET INCOME PER SHARE:
Weighted-average common shares outstanding..................   61,174     68,432
                                                              =======    =======
Net income..................................................  $   758    $ 3,463
                                                              =======    =======
Net income per share........................................  $  0.01    $  0.05
                                                              =======    =======
NET INCOME PER SHARE, ASSUMING DILUTION:
Weighted-average common shares outstanding..................   61,174     68,432
Common shares issuable on exercise of stock options, net of
  shares assumed to be repurchased at the average market
  price (1).................................................    8,674      7,982
                                                              -------    -------
Weighted-average common shares outstanding, assuming
  dilution..................................................   69,848     76,414
                                                              =======    =======
Net income..................................................  $   758    $ 3,463
                                                              =======    =======
Net income per share, assuming dilution.....................  $  0.01    $  0.05
                                                              =======    =======

---------------

(1) In computing these amounts, the funds used in applying the treasury stock method include the compensation related to stock options which will be charged to expense in the future and the tax effects of nonqualified stock options.

3. BUSINESS COMBINATIONS

     In April 1998, the Company acquired ITLS. ITLS provides software designed to manage both the daily operations and the tactical and strategic planning aspects of transportation and logistics activities across the supply chain. Under the terms of the agreement, the Company will issue up to 3.3 million shares of its common stock for all of the outstanding capital stock and all unexpired and unexercised options of ITLS. The ITLS acquisition was accounted for as a pooling of interests, and accordingly, the accompanying supplemental condensed consolidated financial statements give retroactive effect to the acquisition and include the combined operations of i2 Technologies and ITLS for all periods presented. The following is a summary of the results of operations of the separate entities for periods prior to the acquisition (in thousands):

                                         i2 TECHNOLOGIES                  POOLING
                                      (PRIOR TO ACQUISITION)    ITLS    ADJUSTMENTS   COMBINED
                                      ----------------------    ----    -----------   --------
THREE MONTHS ENDED MARCH 31, 1998:
  Revenues..........................         $66,389           $5,946      $(887)     $71,448
  Net income (loss).................           3,822             (359)        --        3,463
THREE MONTHS ENDED MARCH 31, 1997:
  Revenues..........................         $35,765           $2,733      $  --      $38,498
  Net income (loss).................           1,491             (733)        --          758

     Pooling adjustments have been recorded to eliminate revenues and expenses associated with software license royalties resulting from transactions between i2 Technologies and ITLS.

                             i2 TECHNOLOGIES, INC.

                  NOTES TO SUPPLEMENTAL CONDENSED CONSOLIDATED
                      FINANCIAL STATEMENTS -- (CONTINUED)

     The Company expects to incur approximately $3 million in expenses related to this acquisition. These expenses include, among other things, investment banking, legal and accounting fees and expenses. Such expenses will be recorded in the second quarter of 1998.

     In May 1998, the Company acquired a software vendor in exchange for approximately 77,000 shares of the Company's common stock and $1.8 million in cash. This acquisition will be accounted for under the purchase accounting method, and a substantial portion of the purchase price is expected to be recorded as in-process research and development and expensed during the second quarter of 1998.

4. COMPREHENSIVE INCOME

     In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, "Reporting Comprehensive Income," which requires that all items that are recognized under accounting standards as components of comprehensive income be reported in the financial statements. The provisions of SFAS No. 130 are effective for the Company beginning in 1998. For the quarter ended March 31, 1998, the Company had no additional reportable items of comprehensive income. Additionally, the Company anticipates that the adoption of SFAS No. 130 will not have a material effect on the Company's financial statement presentation in the future.